WisdomTree Trust

WisdomTree U.S. AI Enhanced Value Fund (AIVL)

(the “Fund”)

Supplement dated September 29, 2025, to the currently effective
Summary Prospectuses and Statutory Prospectus (each, a “Prospectus” and together, the “Prospectuses”) and Statement of Additional Information (the “SAI”) for the Fund, each as supplemented

The following information supplements and should be read in conjunction with the Prospectuses and SAI.

Effective September 30, 2025, Vincent Costa will no longer serve as a portfolio manager of the Fund. In addition, effective September 30, 2025, Kai Yee Wong will join Russell Shtern as a portfolio manager of the Fund. Accordingly, all references to Vincent Costa are deleted and replaced with Kai Yee Wong.

In the “Management – Portfolio Managers” sections of each “Fund Summary” section of the Prospectuses, the following information replaces the information related to Vincent Costa:

Kai Yee Wong has been a portfolio manager of the Fund since September 2025.

In the “Management – Portfolio Managers – Voya IM” section of the Statutory Prospectus, the following information replaces the information related to Vincent Costa:

Kai Yee Wong is a portfolio manager on the quantitative equity team at Voya Investment Management responsible for the index, research enhanced index and smart beta strategies. Prior to joining the Voya Investment Management, she worked as a senior equity portfolio manager at Northern Trust responsible for managing various global indices including developed, emerging, real estate. Prior to that, Kai Yee was a portfolio manager with Deutsche Bank. Previously, she held roles with Bankers Trust and Bank of Tokyo. Kai Yee earned a BS from New York University Stern School of Business.

In addition, in the “Investment Advisory and Other Services – Sub-Advisers – Voya Investment Management Co. LLC - Portfolio Managers” section of the SAI, the following information replaces the information for Vincent Costa:

As of September 1, 2025, the portfolio manager was primarily responsible for the day-to-day management of the following accounts, none of which have a performance-based fee.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Kai Yee Wong	34	$24,551,456,367	0	0	3	$488,953,529

 Portfolio Manager Fund Ownership. As of September 1, 2025, none of the portfolio managers owned shares of the Funds.

The changes described above will not affect the day-to-day management of the Fund or its Total Annual Fund Operating Expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-AIVL SAI-PM-0925